UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 29, 2020

GS Mortgage Securities Trust 2020-GSA2

(Central Index Key Number 0001833522)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

Argentic Real Estate Finance LLC

(Central Index Key Number 0001624053)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

(Exact name of the sponsors as specified in its charters)

Delaware	333-226082-09	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)
200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	□

Item 8.01.	Other Events.

On December 29, 2020 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused (i) the issuance of GS Mortgage Securities Trust 2020-GSA2, Commercial Mortgage Pass-Through Certificates, Series 2020-GSA2 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of December 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated December 18, 2020 and filed with the Securities and Exchange Commission on December 29, 2020 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Elo Midtown Office Portfolio Co-Lender Agreement	4.10	(1)
Signature Office Portfolio Co-Lender Agreement	4.11	NAP
Phoenix Industrial Portfolio V Co-Lender Agreement	4.12	NAP
MGM Grand & Mandalay Bay Co-Lender Agreement	4.13	4.2
711 Fifth Avenue Co-Lender Agreement	4.14	4.3
Appletree Business Park Co-Lender Agreement	4.15	NAP
JW Marriott Nashville Co-Lender Agreement	4.16	4.4(2)
Grand Canal Shoppes Co-Lender Agreement	4.17	4.5
32-42 Broadway Co-Lender Agreement	4.18	4.4
Hotel ZaZa Houston Museum District Co-Lender Agreement	4.19	(1)
SoCal & South Miami Medical Office Portfolio	4.20	4.6
Cabinetworks Portfolio Co-Lender Agreement	4.21	(1)
Redmond Town Center Co-Lender Agreement	4.22	4.7
White Oak Crossing Co-Lender Agreement	4.23	4.8
McCarthy Ranch Co-Lender Agreement	4.24	4.9

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan is serviced under the Benchmark 202-B21 PSA (as defined in the Pooling and Servicing Agreement) until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E, Class F, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class S Certificates and (iv) the Class RR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $685,684,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”) and SG Americas Securities, LLC (“SGAS”, and together with GS&Co. and CGMI, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of December 17, 2020 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Depositor and the Underwriters. GS&Co., CGMI and SGAS are acting as the co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Private Certificates, having an aggregate initial principal amount of $107,015,123, were sold to GS&Co., CGMI and SGAS (together, in such capacities, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of December 17, 2020, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2020-GSA2 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 46 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 89 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of December 29, 2020 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of December 29, 2020 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) Starwood Mortgage Capital LLC (“SMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of December 29, 2020 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, (iv) Argentic Real Estate Finance LLC (“AREF”),

pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of December 29, 2020 (the “AREF Mortgage Loan Purchase Agreement”), between the Depositor and AREF and (v) Societe Generale Financial Corporation (“SGFC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.5 and dated as of December 29, 2020 the “SGFC Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement and the AREF Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor, Société Générale and SGFC.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,528,938, were approximately $849,790,331. Of the expenses paid by the Depositor, approximately $121,561 were paid directly to affiliates of the Depositor, approximately $121,561 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $170,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,237,377 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated December 18, 2020. The related registration statement (file no. 333-226082) was originally declared effective on December 21, 2018. In connection with such Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of December 29, 2020.

GSMC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase on the Closing Date and holding by LD II Holdco XIII, LLC, acting as a third-party purchaser under the Risk Retention Rule, of the Class G-RR and Class H-RR Certificates (the “HRR Certificates”), (ii) the purchase of the Class RR Certificates by CREFI from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by CREFI), and (iii) the purchase of the RR Interest by the Retaining Sponsor from the Depositor.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive approximately 4.070%% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $40,626,123 (excluding accrued interest), representing approximately 0.941% of the aggregate fair value of all of the Certificates (other than the Class R Certificates) and the RR Interest. The fair value of the Certificates (other than the Class RR and Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.  The fair value of the VRR Interest was determined by multiplying (i) the weighted average of the actual sales prices of the Certificates (other than the Class RR and Class R Certificates), by (ii) $33,631,664, which is the initial balance of the VRR Interest.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk

Retention Rule is equal to approximately $44,412,110, representing 5.0% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated December 11, 2020, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of December 17, 2020, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and SG Americas Securities, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	BX 2020-VIVA TSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.3	GSMS 2020-GC47 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.4	Benchmark 2020-B21 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.5	MSC 2019-H7 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	BBCMS 2020-C8 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.7	Benchmark 2020-B19 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.8	CGCMT 2020-GC46 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	MSC 2020-L4 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.10	Elo Midtown Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	Signature Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	Phoenix Industrial Portfolio V Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	MGM Grand & Mandalay Bay Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	711 Fifth Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	Appletree Business Park Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.16	JW Marriott Nashville Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.17	Grand Canal Shoppes Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.18	32-42 Broadway Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.19	Hotel ZaZa Houston Museum District Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.20	SoCal & South Miami Medical Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.21	Cabinetworks Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.22	Redmond Town Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.23	White Oak Crossing Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.24	McCarthy Ranch Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 29, 2020.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 29, 2020 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 29, 2020 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated December 18, 2020.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of December 29, 2020, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of December 29, 2020, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of December 29, 2020, between Starwood Mortgage Capital LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of December 29, 2020, between Argentic Real Estate Finance LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of December 29, 2020, between Societe Generale Financial Corporation, as seller, Société Générale, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 29, 2020	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of December 17, 2020, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and SG Americas Securities, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	BX 2020-VIVA TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	GSMS 2020-GC47 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	Benchmark 2020-B21 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.5	MSC 2019-H7 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.6	BBCMS 2020-C8 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.7	Benchmark 2020-B19 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.8	CGCMT 2020-GC46 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.9	MSC 2020-L4 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Elo Midtown Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	Signature Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.12	Phoenix Industrial Portfolio V Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	MGM Grand & Mandalay Bay Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	711 Fifth Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	Appletree Business Park Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	JW Marriott Nashville Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.17	Grand Canal Shoppes Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	32-42 Broadway Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.19	Hotel ZaZa Houston Museum District Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.20	SoCal & South Miami Medical Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.21	Cabinetworks Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.22	Redmond Town Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.23	White Oak Crossing Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.24	McCarthy Ranch Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 29, 2020.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 29, 2020 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 29, 2020 (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated December 18, 2020.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of December 29, 2020, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of December 29, 2020, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of December 29, 2020, between Starwood Mortgage Capital LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of December 29, 2020, between Argentic Real Estate Finance LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of December 29, 2020, between Societe Generale Financial Corporation, as seller, Société Générale, and GS Mortgage Securities Corporation II, as purchaser.	(E)